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                                                                    EXHIBIT 23.1


                      [DELOITTE & TOUCHE LLP LETTERHEAD]
                                    [LOGO]




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-60310, 33-90452, 33-94594, and 333-10811 of the Gymboree Corporation on
Forms S-8 of our report dated February 18, 1997 (March 3, 1997 as to Note 9), incorporated by reference in the Annual Report on Form 10-K of The Gymboree Corporation for the fiscal year ended February 2, 1997.


/s/ DELOITTE & TOUCHE LLP


April 28, 1997